UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 1, 2014

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CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
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Texas	001-09645	74-1787539
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

Escrow Agreement

On May 1, 2014, Clear Channel Communications, Inc. (the “Company”) entered into an Escrow Agreement (the “Escrow Agreement”) with CCU Escrow Corporation, a newly formed Texas corporation (the “Escrow Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”) and escrow agent (the “Escrow Agent”).   Pursuant to the Escrow Agreement, the Escrow Issuer deposited the gross proceeds from the offering of $850 million in aggregate principal amount of its 10.0% Senior Notes due 2018 (the “Notes”) into a segregated escrow account held by the Escrow Agent until the date on which certain escrow release conditions are satisfied.  Simultaneously, the Company deposited an amount sufficient to pay accrued interest on the Notes up to, but not including, June 30, 2014.  The escrow conditions include the substantially concurrent (1) redemption of approximately $567.1 million in aggregate principal amount of the Company’s 5.5% senior notes due 2014 (the “2014 Legacy Notes”) and of $241.0 million in aggregate principal amount of the Company’s 4.9% senior notes due 2015 (the “2015 Legacy Notes”) and (2) assumption of the Escrow Issuer’s obligations under the Notes by the Company (the “Assumption”).

Pursuant to the Escrow Agreement, if the escrow release conditions are not satisfied on or before June 30, 2014, the Escrow Agent will liquidate and transfer the escrowed funds to the Trustee in an amount sufficient to redeem all outstanding Notes at a redemption price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest from the date of issuance of the Notes to, but excluding the date of redemption, and also liquidate and transfer to the Escrow Issuer any remaining escrowed funds.  The Escrow Issuer granted the Trustee, for the benefit of the holders of the Notes, a first-priority security interest in the escrow account and all deposits and investment property therein to secure the obligations under the Notes pending satisfaction of the escrow release conditions.

The foregoing is only a summary of the material terms of the Escrow Agreement and does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Escrow Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Registration Rights Agreement

On May 1, 2014, the Company entered into an Exchange and Registration Rights Agreement (the “Registration Rights Agreement”) with the Escrow Issuer and Goldman, Sachs & Co., as representative of the several initial purchasers of the Notes.  Pursuant to the Registration Rights Agreement, the Company will be required, only in the event that the Assumption is consummated on or before June 30, 2014, to (i) use its commercially reasonable efforts to file with the Securities and Exchange Commission within 210 days after the date of the initial issuance of the Notes, a registration statement with respect to an offer to exchange the Notes for a new issue of debt securities registered under the Securities Act, with terms substantially identical to those of the Notes (except for provisions relating to the transfer restrictions and payment of additional interest); (ii) use its commercially reasonable efforts to consummate such exchange offer within 270 days after the date of the initial issuance of the Notes; (iii) use its commercially reasonable efforts to commence the exchange offer no later than 10 business days after the effective time of the registration statement; and (iv) in certain circumstances, file a shelf registration statement for the resale of the Notes.  Only in the event that the Assumption is consummated on or before June 30, 2014, if the Company fails to satisfy its registration obligations under the Registration Rights Agreement, the Company will be required to pay additional interest to the holders of the Notes, up to a maximum additional interest rate of up to 0.50% per annum.

The foregoing is only a summary of the material terms of the Registration Rights Agreement and does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference.

Item 2.04                      Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On May 6, 2014, the Company delivered $130,000,000 aggregate principal amount of 2014 Legacy Notes (previously repurchased and held by a subsidiary of the Company) to the trustee for such notes for cancellation.  Following the cancellation of such notes, on May 6, 2014, in compliance with its obligations under the Escrow Agreement, the Company called for redemption all of the outstanding 2014 Legacy Notes and 2015 Legacy Notes.  The redemption date for all of the outstanding 2014 Legacy Notes and 2015 Legacy Notes will be June 6, 2014 (the “Redemption Date”).  The Company will pay the make-whole redemption premium to be calculated prior to the Redemption Date as set forth in the indenture and supplemental indentures governing the 2014 Legacy Notes and the 2015 Legacy Notes, as applicable.  Such make-whole redemption premium will be equal to the greater of (i) 100% of the principal amount of the 2014 Legacy Notes or the 2015 Legacy Notes, as applicable, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2014 Legacy Notes or the 2015 Legacy Notes, as applicable, from the Redemption Date to September 15, 2014 in the case of the 2014 Legacy Notes, and May 15, 2015 in the case of the 2015 Legacy Notes, discounted to the Redemption Date on a semiannual basis at the Treasury Rate (as defined in the supplemental indenture governing such notes, as applicable) plus 25 basis points in the case of the 2014 Legacy Notes, and 30 basis points in the case of the 2015 Legacy Notes, plus, in each case, accrued and unpaid interest on such notes up to, but not including, the Redemption Date.

Item 8.01                      Other Events

On May 1, 2014, the Company issued a press release announcing the closing of the Escrow Issuer’s offering of Notes.  A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 attached hereto and is incorporated by reference herein.

This Current Report on Form 8-K and the statements contained in Exhibit 99.1 do not and shall not constitute an offer to sell or the solicitation of an offer to buy the 2014 Legacy Notes, the 2015 Legacy Notes or any securities.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
4.1
Exchange and Registration Rights Agreement, dated May 1, 2014, among Clear Channel Communications, Inc., CCU Escrow Corporation and Goldman, Sachs & Co., as representative of the several initial purchasers

10.1	Escrow Agreement, dated as of May 1, 2014, among Clear Channel Communications, Inc., CCU Escrow Corporation and U.S. Bank National Association, as trustee and escrow agent
99.1	Press Release issued by Clear Channel Communications, Inc. on May 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

Date: May 7, 2014	By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
4.1
Exchange and Registration Rights Agreement, dated May 1, 2014, among Clear Channel Communications, Inc., CCU Escrow Corporation and Goldman, Sachs & Co., as representative of the several initial purchasers

10.1	Escrow Agreement, dated as of May 1, 2014, among Clear Channel Communications, Inc., CCU Escrow Corporation and U.S. Bank National Association, as trustee and escrow agent
99.1	Press Release issued by Clear Channel Communications, Inc. on May 1, 2014